UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)      June 7, 2022

Volkswagen Auto Lease Trust 2022-A

(Issuing Entity)

Central Index Key Number: 0001916379

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

(Depositor)

Central Index Key Number: 0001182534

VW Credit Leasing, Ltd.

(Issuing Entity with respect to Transaction SUBI Certificate)

Central Index Key Number: 0001202610

VW Credit, Inc.

(Sponsor)

Central Index Key Number: 0000833733

(Exact Names of Issuing Entity, Co-Registrant/Depositor, Co-Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-249906 333-249906-01 333-249906-02	11-3650483 38-6738618 88-6177185
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Woodland Pointe Avenue Herndon, Virginia	20171
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Co-Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 7, 2022, Volkswagen Auto Lease/Loan Underwritten Funding, LLC (“VALU Funding”), VW Credit, Inc. (“VCI”) and RBC Capital Markets, LLC, on its own behalf and as representative of the several underwriters thereunder (the “Underwriters”) entered into an Underwriting Agreement, pursuant to which notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”) with an aggregate principal balance of $1,000,000,000 were sold to the Underwriters. The Notes will be issued on or about June 14, 2022 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01.	Other Events.

The Co-Registrants are filing the exhibits listed in Item 9.01(d) below in connection with the issuance and sale of the Notes described in the Final Prospectus dated June 7, 2022. The Co-Registrants are filing the following documents, each of which will be dated as of the Closing Date:

1. Transaction SUBI Supplement 2022-A to Origination Trust Agreement, by and among VCI, as owner of the entire undivided interest in VW Credit Leasing, Ltd. (the “Origination Trust”), U.S. Bank Trust Company, National Association (the “UTI Trustee”, the “SUBI Trustee” and the “Administrative Trustee”) and Wilmington Trust Company (the “Delaware Trustee”), pursuant to which the Origination Trust will issue a certificate (the “Transaction SUBI Certificate”) evidencing a special unit of beneficial interest in certain of the Origination Trust’s retail automobile leases, the related Volkswagen and Audi leased vehicles and related property (the “Included Units”).

2. SUBI Sale Agreement, by and between VCI, as seller and VALU Funding, as buyer, pursuant to which VCI will transfer to VALU Funding the Transaction SUBI Certificate.

3. Amended and Restated Trust Agreement, by and between VALU Funding and Deutsche Bank Trust Company Delaware (the “Owner Trustee”) which will amend and restate the trust agreement pursuant to which Volkswagen Auto Lease Trust 2022-A (the “Issuing Entity”) was created.

4. SUBI Transfer Agreement, by and between VALU Funding, as seller and the Issuing Entity, as buyer, pursuant to which VALU Funding will transfer to the Issuing Entity the Transaction SUBI Certificate.

5. Transaction SUBI Supplement 2022-A to Servicing Agreement, by and among VCI, as servicer, the Origination Trust and the SUBI Trustee, pursuant to which VCI will agree to the servicing of the Included Units.

6. Indenture, by and between the Issuing Entity and Citibank, N.A. (the “Indenture Trustee”), pursuant to which the Notes will be issued.

7. Administration Agreement, by and among the Issuing Entity, VCI, as administrator and the Indenture Trustee, relating to the provision by VCI of certain services relating to the Issuing Entity and the Notes.

8. Asset Representations Review Agreement, by and among the Issuing Entity, VCI, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Included Units.

The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File Nos. 333-249906, 333-249906-01).

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Transaction SUBI Supplement 2022-A to Origination Trust Agreement, as Exhibit 10.2 is the form of Transaction SUBI Supplement 2022-A to Servicing Agreement, as Exhibit 10.3 is the form of SUBI Sale Agreement, as Exhibit 10.4 is the form of SUBI Transfer Agreement, as Exhibit 10.5 is the form of Amended and Restated Trust Agreement, as Exhibit 10.6 is the form of Administration Agreement and as Exhibit 10.7 is the form of Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the Depositor/Co-Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description

1.1	Underwriting Agreement, dated as of June 7, 2022, among VALU Funding, VCI, and RBC Capital Markets, LLC, as representative of the several Underwriters.

4.1	Indenture, to be dated as of June 14, 2022, between the Issuing Entity and the Indenture Trustee.

10.1	Transaction SUBI Supplement 2022-A to Origination Trust Agreement, to be dated as of June 14, 2022, among VCI, the UTI Trustee, the Administrative Trustee, the SUBI Trustee and the Delaware Trustee.

10.2	Transaction SUBI Supplement 2022-A to Servicing Agreement, to be dated as of June 14, 2022, among the Origination Trust, the SUBI Trustee and VCI.

10.3	SUBI Sale Agreement, to be dated as of June 14, 2022, between VCI and VALU Funding.

10.4	SUBI Transfer Agreement, to be dated as of June 14, 2022, between VALU Funding and the Issuing Entity.

10.5	Amended and Restated Trust Agreement, to be dated as of June 14, 2022, between VALU Funding and the Owner Trustee.

10.6	Administration Agreement, to be dated as of June 14, 2022, among the Issuing Entity, VCI, as administrator and the Indenture Trustee.

10.7	Asset Representations Review Agreement, to be dated as of June 14, 2022, among the Issuing Entity, VCI, as servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the co-registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2022

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

By:	/s/ Garett Miles
Name:	Garett Miles
Title:	President and Head of Securitization

By:	/s/ Jens Schreiber
Name:	Jens Schreiber
Title:	Treasurer

VW Credit Leasing, Ltd.

By: VW Credit, Inc., as Servicer

By:	/s/ Garett Miles
Name:	Garett Miles
Title:	Assistant Treasurer

By:	/s/ Jens Schreiber
Name:	Jens Schreiber
Title:	Treasurer

8-K re: final underwriting agreement

and transaction documents